UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 17, 2005

CENTRA FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

Registrant’s telephone number, including area code: (304) 598-2000

Item 9.01. Exhibits
Item 2.02. Results of Operations and Financial Condition
Signatures
EX-99

Item 9.01. Exhibits

     (c) Exhibits.

          99 – Fourth Quarter 2004 Quarterly Report

Item 2.02. Results of Operations and Financial Condition

     On March 17, 2005, Centra Financial Holdings, Inc. reported its earnings for its fourth quarter ended December 31, 2004, as described in the Fourth Quarter 2004 Quarterly Report attached as Exhibit 99 and incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2005	Centra Financial Holdings, Inc.
	By	/s/ Douglas J. Leech
Douglas J. Leech, President and
Chief Executive Officer